UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report: (Date of Earliest Event Reported):
                                 July 23, 1998

                           THE QUIZNO'S CORPORATION
              (Exact name of registrant as specified in its charter)

      Colorado                        000-23174             84-1169286
(State or other jurisdiction        (Commission          (IRS  Employer
   of  incorporation)                File Number)     Identification  No.)

           1099 18th Street, Suite 2850, Denver, Colorado,     80202
            (Address of principal executive offices)         (Zip Code)

      Registrant's  telephone number, including area code:    (303)  291-0999

Item  5.  Other  Events.    Other  event
Press  release  regarding  2nd  quarter  store  openings and Systemwide sales.


Exhibit No.                    Description             Reg. S-K Item No.
------------              --------------------      ----------------------
*99.1                        Press  release              99



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE  QUIZNO'S  CORPORATION



Date:  July  24,  1998                    By:/s/  John  L.  Gallivan
                                          John  L.  Gallivan,  Chief
                                          Financial  Officer

                                 EXHIBIT INDEX


Exhibit No.               Description           Reg. S-K Item No.
-----------          --------------------     --------------------
*99.1                   Press  release               1